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                                               SEC File Nos. 033-08865/811-04847
                                                             033-36962/811-06175



                                 MAINSTAY FUNDS


                         Supplement Dated June 28, 2007
                      to the Prospectus Dated March 1, 2007


         This Supplement updates certain information contained in the above-dated Prospectus (the "Prospectus") of Eclipse Funds and Eclipse Funds Inc. (collectively, the "Funds"). You may obtain a copy of the Funds' Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054


1. The MainStay Small Cap Opportunity Fund will reopen to new investors effective Friday, June 29, 2007.

         The Fund may reject a purchase order (including any purchase through an exchange order) of $1,000,000 or more if the Fund deems the purchase order to be too large or otherwise not in the best interests of the Fund and its shareholders. As set forth in this prospectus, the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order.


2. Under the section titled "Portfolio Manager Biographies" of the Prospectus, the biography of Anthony R. Malloy on page 99 is revised as follows:

ANTHONY R. MALLOY Mr. Malloy is a Senior Managing Director at NYLIM and heads the Fixed Income Investors Group. He is a portfolio manager for the Income Manager Fund and oversees the fixed income team that selects the fixed income instruments included in the Fund's portfolio. Mr. Malloy joined NYLIM in 1999 and served as head of NYLIM's Leveraged Loan Group. Prior to joining NYLIM, Mr. Malloy was a Vice President in the loan and debt capital markets groups at J.P. Morgan. Prior to joining J.P. Morgan, Mr. Malloy was a Director and head of risk management in the derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a B.A. in English and Economics from Middlebury College and an M.B.A. in Finance from New York University.




            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.




                                                                    MS16GC-06/07